UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Global Income Fund, Inc. (FCO)

Semi-Annual Report
April 30, 2016

Aberdeen
Simply asset management.

Aberdeen Global Income Fund, Inc. (FCO)

Semi-Annual Report

April 30, 2016

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2015, through the distributions declared on May 10, 2016 and June 9, 2016, consisted of 39% net investment income and 61% return of capital.

In January 2017, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2016 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 6.6% for the six-month period ended April 30, 2016 and 7.0% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six-month period ended April 30, 2016 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was 13.4% assuming reinvestment of dividends and distributions. The Fund’s share price increased by 7.5% over the six-month period, from $8.11 on October 31, 2015 to $8.72 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 8.0% to the NAV per share of $9.48 on that date, compared with a discount of 13.5% to the NAV per share of $9.38 on October 31, 2015.

Credit Quality and Changes to Investment Limitations

As of April 30, 2016, 65.4% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc. (“Moody’s”).2 On June 15, 2016, the Board of Directors of the Fund approved amendments to three non-fundamental investment limitations of the Fund. The amendments will allow the Fund to increase its Asian local currency exposure and facilitate exposure to the global high yield asset class. The Fund may begin modifying its portfolio to utilize the expanded investment authority after July 18, 2016. In addition, the Fund will change its benchmark, effective November 1, 2016. Please see “Subsequent Events”, Note 11 to the Notes to Financial Statements for more information.

Managed Distribution Policy

Distributions to common shareholders for the twelve month period ended April 30, 2016 totaled $0.84 per share. Based on the share price of $8.72 on April 30, 2016, the distribution rate over the 12-month period ended April 30, 2016 was 9.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 10, 2016 and June 9, 2016, the Fund announced that it will pay on May 27, 2016 and June 27, 2016, a distribution of US $0.07 per share to all shareholders of record as of May 19, 2016 and June 20, 2016, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2016 and fiscal year ended October 31, 2015, the Fund repurchased 92,790 and 350,802 shares, respectively.

Revolving Credit Facility

The Fund’s revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. The outstanding balance on the loan as of April 30, 2016 was $31,500,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at

1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenfco.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

The performance of global bonds and currencies was mixed over the six-month period ended April 30, 2016. The first half of the reporting period was marked by heightened volatility. A confluence of events, such as the U.S. Federal Reserve’s (Fed’s) first interest-rate hike in nearly a decade, sharp gyrations in Chinese equities and the tumble in commodity prices, quelled investor risk appetite for fixed-income assets. Market sentiment gradually recovered in the latter months of the period. Although investors questioned the effectiveness of negative interest rates imposed by central banks in Europe and Japan, they appeared to be encouraged that monetary policy generally remained loose, as Asian central banks continued to lower rates and the Fed adopted a more dovish policy stance. Additionally, Chinese economic growth fears abated as Beijing’s policy communication improved and commodity prices rebounded beginning in mid-February 2016.

In the UK, government bond yields fell, particularly at the long end of the curve. Nevertheless, the upcoming referendum on European Union (EU) membership weighed on investor sentiment in the latter half of the reporting period, and the British sterling reflected the market jitters by falling 5.3% against the U.S. dollar over the period. The Bank of England deferred its decision to hike rates as economic growth lost momentum. The Canadian market ended the reporting period with mixed performance. While the 10-year government bond yield fell, short-dated yields rose following a bout of selling late in the period. Monetary policy was unchanged, while gross domestic product (GDP) forecasts were upgraded on expectations that spending on needy households would boost growth. The Canadian dollar strengthened by 4.2% against the U.S. dollar over the reporting period.

In Australia, the performance of government bonds varied over the reporting period, with longer-dated yields falling and shorter-dated yields rising. The central bank remained accommodative as deflationary pressures persisted. (Following the end of the reporting period, the benchmark rate was trimmed by 25 basis points to a record low of 1.75%.) The performance of the New Zealand market was significantly stronger over the period. As the country struggled with weak inflation, the central bank cut its benchmark interest rate twice and yields subsequently declined in response. Both the Australian and New Zealand dollars strengthened against the U.S. dollar, with the former rallying 6.5% during the reporting period following improvement in investor sentiment towards China, a key export market for the country.

Within emerging markets, Brazilian bond yields initially retreated aggressively amid an evolving political backdrop. Events deteriorated at first as the widening scandal involving Brazilian state-owned oil company Petrobras implicated more public officials and Finance Minister Joaquim Levy resigned in December 2015 following disagreements within the government. However, investor sentiment turned more positive in the latter half of the reporting period on hopes that President Dilma Rousseff would be replaced by a more market-friendly leader. Consequently, the Brazilian real rallied sharply against the U.S. dollar. The Brazilian Senate voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. Indonesian bonds outperformed their Asian peers during the reporting period due to the central bank’s interest-rate cut and stimulus measures in a bid to reboot the economy. The Indonesian rupiah strengthened by 3.8% against the U.S. dollar over the period. In Turkey, yields rose as inflation accelerated, but they subsequently fell as there were no changes in monetary policy.

The performance of the fixed-income market in Mexico diverged over the reporting period. Short-dated yields rose as the central bank hiked interest rates in an effort to control inflation and support the peso, and longer-dated yields fell as the outlook for growth and improvement in the country’s fiscal condition worsened. Despite the central bank’s efforts, the Mexican peso weakened nearly 4% against the U.S. dollar during the reporting period. Philippine bond yields were also mixed over the reporting period. The impending Fed rate hike pushed yields higher, particularly at the short end of the curve, but buying interest emerged later in the period.

Fund performance review

Fund performance over the reporting period benefited mainly from the emerging-market strategies. The Fund’s developed-market strategies also had a positive impact on performance.

In the Fund’s emerging-market segment, Brazil was a major contributor to performance attributable to positive security selection and the overweight to the Brazilian real. Security selection in Indonesia also bolstered Fund performance. Conversely, the overweight position in the Mexican peso detracted from performance. Within the Fund’s developed-market exposure, the interest-rate strategies in the UK and Australia were the main contributors to performance for the reporting period.

The Fund’s use of derivatives had an overall negative impact on performance for the period, subtracting about 170 basis points from its return, primarily due to the long position in the U.S. dollar and short positions in both the Australian dollar and New Zealand dollar, given the rally in both the Australian and New Zealand dollars over the reporting period, particularly over the first few months of 2016.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Outlook

We feel that it may be an exaggeration to say that March was a turning point for commodity-related and emerging markets. We believe that the environment remains in a state of flux. Risks persist, but in our opinion, markets are no longer on a downward trajectory with no end in sight. The Fed has adopted a more dovish stance and global monetary policy generally remains accommodative. While the Chinese economy faces hurdles, we feel that investor sentiment towards the mainland has become more rational as the economic and political backdrop continues to stabilize. Furthermore, commodity markets have arguably tested their lows, even though we believe that the weak global economy is unlikely to be able to support a sustained rally in prices. These factors have encouraged investors to reduce their significant underweight exposure to emerging markets.

In the near term, however, we think that further market consolidation is likely, even if valuations look attractive in bonds, equities and currencies. Specifically, we believe that investors may return to a more cautious mood, given the highly anticipated Fed meeting in June, followed by the referendum on EU membership in the UK. Additionally, China-related concerns may resurface, given worries about speculation in commodities in the mainland and the rising number of corporate defaults. Nevertheless, we believe that any spike in volatility and swings in valuations may present us with buying opportunities.

We believe that the Bank of Japan may continue monetary policy easing in a bid to meet its inflation target. We believe that fears over the EU referendum are likely to hang over all UK assets until the referendum. The European Central Bank exceeded expectations at its March 2016 policy meeting, but further action is possible, in our view. In this environment, we think that assets in the European peripheral markets are favorable.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede Aberdeen Asset Management Asia Limited (the “Investment Manager”), Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $60,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. As of April 30, 2016, the Fund held interest rate swap agreements with an aggregate notional amount of $31,500,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2016	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
18 months	Receive	16.5	0.84
102 months	Receive	15.0	2.44

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-1.1%	-3.7%	0.8%	5.0%
Market Value	0.5%	-5.9%	-0.7%	4.5%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2016 was 2.55%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2016 was 2.52%. The annualized net operating expense ratio, excluding interest expense, net of fee waivers, based on the six-month period ended April 30, 2016 was 1.96%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2016, 65.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2016 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	NR*** %
April 30, 2016*	27.6	33.2	4.6	7.6	12.3	10.1	3.1	1.5
October 31, 2015	30.3	33.2	4.3	8.3	12.9	8.1	1.5	1.4
April 30, 2015*	31.9	31.6	3.3	11.3	10.7	6.8	1.8	2.6

*	Unaudited
**	Below investment grade
***	Not Rated

(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2016, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2016*	70.4	13.4	16.2
October 31, 2015	71.5	12.9	15.6
April 30, 2015*	72.2	10.3	17.5

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2016, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2016*	94.2	4.8	1.0
October 31, 2015	95.8	2.8	1.4
April 30, 2015*	93.9	2.6	3.5

*	Unaudited

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2016, the average maturity of the Fund’s total investments was 10.2 years, compared with 10.3 years at October 31, 2015 and 9.2 years at April 30, 2015. The table below shows the maturity composition of the Fund’s investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2016*	12.4	11.5	45.0	31.1
October 31, 2015	15.6	8.8	46.9	28.7
April 30, 2015*	18.7	5.6	45.7	30.0

*	Unaudited

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2016 and the previous six and twelve month periods.

	April 30, 2016	October 31, 2015	April 30, 2015
Australia
90 day Bank Bills	2.16%	2.11%	2.25%
10 yr bond	2.30%	2.40%	2.49%
Australian Dollar	$0.76	$0.71	$0.79
Canada
90 day Bank Bills	0.94%	0.84%	1.00%
10 yr bond	1.51%	1.54%	1.58%
Canadian Dollar	$0.80	$0.76	$0.83
New Zealand
90 day Bank Bills	2.42%	2.98%	3.64%
10 yr bond	2.85%	3.30%	3.45%
New Zealan Dollar	$0.70	$0.68	$0.76
United Kingdom
90 day Bank Bills	0.59%	0.58%	0.57%
10 yr bond	1.60%	1.92%	1.86%
British Pound	£1.46	£1.54	£1.54
South Korea
90 day commercial paper	1.61%	1.57%	1.80%
10 yr bond	1.80%	2.11%	2.41%
South Korean Won*	~~W~~1139.40	~~W~~1140.05	~~W~~1072.00
Thailand
90 day deposits	1.00%	1.00%	1.00%
10 yr bond	1.80%	2.65%	2.48%
Thai Baht*	~~B~~34.93	~~B~~35.57	~~B~~32.97
Mexico
90 day T-Bills	3.85%	3.18%	3.06%
10 yr bond	5.88%	6.00%	5.91%
Mexican Peso	~~P~~17.13	~~P~~16.53	~~P~~15.36
Malaysia
3-month T-Bills	2.48%	2.96%	2.93%
10 yr bond	3.88%	4.37%	3.85%
Malaysian Ringgit*	~~R~~3.91	~~R~~4.30	~~R~~3.56
Brazil
3-month T-Bills	14.14%	14.28%	13.37%
10 yr bond	12.47%	15.89%	12.80%
Brazilian Real	R$3.45	R$3.84	R$3.00
U.S.$ Bonds**
Mexico	3.51%	3.67%	3.42%
Indonesia	3.96%	4.44%	3.89%
Philippines	1.34%	1.57%	1.78%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—21.1%
AUSTRALIA—0.9%
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	$381,650
AUD	500	National Capital Trust III, 3.24%, 09/30/2016 (a)(b)(c)	374,241
			755,891
BANGLADESH—0.3%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/06/2017 (a)(d)	211,600
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019 (a)(d)	232,050
BRAZIL—2.1%
USD	420	Marfrig Overseas Ltd., 9.50%, 05/31/2016 (a)(d)	430,500
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(d)(e)(f)	525
USD	780	Petrobras Global Finance BV, 5.75%, 01/20/2020	715,650
USD	490	Petrobras International Finance Co., 5.38%, 01/27/2021	435,487
USD	197	QGOG Atlantic, 5.25%, 11/30/2016 (a)(d)	154,646
			1,736,808
CHILE—0.5%
USD	400	SACI Falabella, 3.75%, 04/30/2023 (d)	404,622
CHINA—0.5%
USD	210	Future Land Development Holdings Ltd., 10.25%, 07/21/2017 (a)(d)	226,884
USD	210	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(d)	231,507
			458,391
GEORGIA—1.1%
USD	250	Georgian Oil and Gas Corp., 6.75%, 04/26/2021 (d)	251,300
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	251,855
USD	400	Georgian Railway JSC, 7.75%, 07/11/2022 (d)	431,080
			934,235
GUATEMALA—0.6%
USD	200	Comunicaciones Celulares SA, 6.88%, 02/06/2019 (a)(d)	189,000
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	314,100
			503,100
INDIA—0.3%
USD	210	ICICI Bank Ltd., 6.38%, 04/30/2017 (a)(c)(d)	213,152
INDONESIA—1.1%
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	367,352
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	516,827
			884,179
KAZAKHSTAN—1.7%
USD	570	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	533,030
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	187,028
USD	400	KazMunayGas National Co. JSC, 7.00%, 05/05/2020 (d)	426,080
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (a)(d)	258,137
			1,404,275

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
MEXICO—2.9%
USD	250	Alfa SAB de CV, 6.88%, 09/25/2043 (a)(d)	$257,500
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (a)(d)	219,800
USD	200	Cemex SAB de CV, 7.75%, 04/16/2021 (a)(d)	213,000
USD	280	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	284,200
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	389,220
USD	130	Petroleos Mexicanos, 6.63%, 06/15/2038	130,325
USD	159	Petroleos Mexicanos, 6.88%, 08/04/2026 (d)	175,457
USD	200	Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/2017 (a)(d)	192,000
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (a)(d)	280,462
USD	240	Unifin Financiera SAPI de CV SOFOM ENR, 6.25%, 07/22/2017 (a)(d)	231,312
			2,373,276
NEW ZEALAND—0.9%
NZD	1,000	General Electric Co., 6.75%, 09/26/2016	707,718
NIGERIA—0.3%
USD	270	GTB Finance BV, 6.00%, 11/08/2018 (d)	254,502
PARAGUAY—0.3%
USD	250	Banco Regional SAECA, 8.13%, 01/24/2019 (d)	259,450
PERU—0.2%
USD	160	Union Andina de Cementos SAA, 5.88%, 10/30/2018 (a)(d)	164,400
RUSSIA—2.0%
USD	100	EDC Finance Ltd., 4.88%, 04/17/2020 (d)	97,000
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	220,033
USD	310	Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/2022 (d)	294,079
USD	300	Lukoil International Finance BV, 4.56%, 04/24/2023 (d)	291,711
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	205,000
USD	260	Sberbank of Russia Via SB Capital SA, 6.13%, 02/07/2022 (d)	278,653
USD	270	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021 (d)	294,264
			1,680,740
SUPRANATIONAL—3.6%
INR	23,400	International Bank for Reconstruction & Development, 6.38%, 08/07/2018	351,735
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	2,657,330
			3,009,065
TURKEY—0.8%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	195,066
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	199,498
USD	250	Yasar Holdings AS, 8.88%, 11/06/2017 (a)(d)	259,901
			654,465
UNITED ARAB EMIRATES—0.6%
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	536,400
VENEZUELA—0.1%
USD	160	Petroleos de Venezuela SA, 8.50%, 11/02/2017 (d)	93,600
		Total Corporate Bonds—21.1% (cost $16,559,627)	17,471,919

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS—107.0%
ARGENTINA—2.3%
USD	1,110	Argentina Bonar Bonds, 7.00%, 04/17/2017	$1,128,980
USD	795	Argentine Republic Government International Bond, 7.50%, 04/22/2026 (d)	806,925
			1,935,905
ARMENIA—0.5%
USD	400	Republic of Armenia, 144A, 6.00%, 09/30/2020 (d)	399,040
AUSTRALIA—19.7%
AUD	800	Australia Government Bond, 3.25%, 04/21/2029 (d)	642,398
AUD	5,500	Australia Government Bond, 3.75%, 04/21/2037 (d)	4,570,546
AUD	1,600	Australia Government Bond, 4.50%, 04/21/2033 (d)	1,472,524
AUD	2,000	Australia Government Bond, 4.75%, 06/15/2016 (d)	1,525,995
AUD	2,300	Australia Government Bond, 4.75%, 04/21/2027 (d)	2,109,889
AUD	1,500	New South Wales Treasury Corp., 6.00%, 02/01/2018	1,219,285
AUD	1,500	Queensland Treasury Corp., 6.00%, 02/21/2018 (d)	1,220,004
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (d)(g)	1,436,100
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022 (d)	1,183,714
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	977,358
			16,357,813
AZERBAIJAN—0.4%
USD	348	Southern Gas Corridor CJSC, 6.88%, 03/24/2026 (d)(g)	357,657
BRAZIL—2.7%
BRL	7,210	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2023	1,855,699
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	414,000
			2,269,699
CANADA—17.2%
CAD	2,183	Canadian Government Bond, 3.50%, 12/01/2045	2,283,564
CAD	2,571	Canadian Government Bond, 3.75%, 06/01/2019	2,236,854
CAD	2,312	Canadian Government Bond, 4.00%, 06/01/2016	1,847,591
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,331,426
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	2,627,002
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,324,699
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	596,641
			14,247,777
COLOMBIA—0.4%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025 (a)	204,300
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	144,900
			349,200
COSTA RICA—0.3%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	231,250
CYPRUS—0.3%
USD	284	Global Ports Finance PLC, 6.87%, 10/25/2021 (a)(d)	283,290
DOMINICAN REPUBLIC—1.6%
USD	410	Dominican Republic International Bond, 5.88%, 04/18/2024 (d)	422,300
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026 (d)	107,500

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
DOMINICAN REPUBLIC (continued)
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	$175,200
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027 (d)	609,500
			1,314,500
EGYPT—0.5%
USD	430	Egypt Government International Bond, 5.88%, 06/11/2025 (d)	384,936
ETHIOPIA—0.6%
USD	500	Federal Democratic Republic of Ethiopia, 6.63%, 12/11/2024 (d)	453,850
GHANA—0.5%
USD	550	Ghana Government International Bond, 8.13%, 01/18/2026 (d)	434,610
HONDURAS—0.4%
USD	330	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	349,800
INDONESIA—2.5%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	967,270
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (d)	244,923
IDR	5,600,000	Indonesia Treasury Bond, 5.25%, 05/15/2018	410,531
IDR	5,600,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	444,505
			2,067,229
IRAQ—0.5%
USD	550	Iraq International Bond, 5.80%, 06/13/2016 (a)(d)	390,555
IVORY COAST—0.6%
USD	500	Ivory Coast Government International Bond, 5.75%, 06/30/2016 (d)(h)	455,050
JAMAICA—0.5%
USD	400	Jamaica Government International Bond, 7.88%, 07/28/2045	416,000
KAZAKHSTAN—0.6%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (d)	507,676
MEXICO—1.8%
MXN	3,000	Mexican Bonos, 7.50%, 06/03/2027	195,216
MXN	9,950	Mexican Bonos, 7.75%, 11/13/2042	669,595
USD	350	Mexico Government International Bond, 6.05%, 01/11/2040	414,750
MXN	4,000	Petroleos Mexicanos, 7.19%, 09/12/2024 (d)	204,733
			1,484,294
MONGOLIA—0.9%
USD	680	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	536,506
USD	200	Mongolia Government International Bond, 10.88%, 04/06/2021 (d)	203,494
			740,000
MOZAMBIQUE—0.5%
USD	473	Mozambique International Bond, 10.50%, 01/18/2023 (d)	385,495
NETHERLANDS—0.2%
USD	200	GTH Finance BV, 7.25%, 01/26/2023 (a)(d)	200,126

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
NEW ZEALAND—18.8%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020 (d)	$2,228,668
NZD	1,700	New Zealand Government Bond, 4.50%, 04/15/2027 (d)	1,368,929
NZD	7,900	New Zealand Government Bond, 5.50%, 04/15/2023 (d)	6,590,835
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021 (d)	5,388,673
			15,577,105
PARAGUAY—0.2%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026 (d)	204,000
PERU—0.5%
PEN	1,450	Peruvian Government International Bond, 6.90%, 08/12/2037 (d)	448,703
PHILIPPINES—0.1%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	48,432
ROMANIA—2.6%
RON	2,700	Romania Government Bond, 5.80%, 07/26/2027	798,558
USD	1,090	Romanian Government International Bond, 6.13%, 01/22/2044 (d)	1,336,613
			2,135,171
RUSSIA—3.0%
RUB	137,560	Russian Federal Bond—OFZ, 7.05%, 01/19/2028	1,868,894
USD	200	Russian Foreign Bond—Eurobond, 4.88%, 09/16/2023 (d)	212,874
USD	370	Vnesheconombank Via VEB Finance PLC, 6.90%, 07/09/2020 (d)	388,500
			2,470,268
RWANDA—0.6%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	341,320
USD	200	Rwanda International Government Bond, 144A, 6.63%, 05/02/2023 (d)	195,040
			536,360
SENEGAL—0.4%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (d)	358,116
SOUTH AFRICA—0.9%
USD	280	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	264,316
USD	400	South Africa Government International Bond, 4.88%, 04/14/2026	399,500
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	109,500
			773,316
TANZANIA—0.2%
USD	178	Tanzania Government International Bond, 6.89%, 03/09/2020 (c)(d)(i)	180,445
TURKEY—1.0%
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	216,888
USD	520	Turkey Government International Bond, 6.25%, 09/26/2022	583,050
			799,938
UKRAINE—1.4%
USD	810	Ukraine Government International Bond, 7.75%, 09/01/2023 (d)	769,298
USD	430	Ukraine Government International Bond, 7.75%, 09/01/2024 (d)	407,511
			1,176,809

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
UNITED KINGDOM—20.9%
GBP	2,670	United Kingdom Gilt, 4.00%, 03/07/2022 (d)	$4,558,583
GBP	890	United Kingdom Gilt, 4.25%, 03/07/2036 (d)	1,707,595
GBP	789	United Kingdom Gilt, 4.75%, 12/07/2030 (d)	1,553,038
GBP	2,344	United Kingdom Gilt, 5.00%, 03/07/2025 (d)	4,418,026
GBP	737	United Kingdom Treasury Gilt, 4.25%, 09/07/2039 (d)	1,441,655
GBP	1,732	United Kingdom Treasury Gilt, 4.25%, 12/07/2049 (d)	3,666,118
			17,345,015
URUGUAY—0.7%
UYU	6,610	Uruguay Government International Bond, 4.25%, 04/05/2027	192,849
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036	189,617
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	215,944
			598,410
ZAMBIA—0.2%
USD	200	Zambia Government International Bond, 8.97%, 07/30/2027 (d)	165,000
		Total Government Bonds—107.0% (cost $88,173,363)	88,832,840
SHORT-TERM INVESTMENT—1.1%
UNITED STATES—1.1%
	909	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 in the amount of $909,002, collateralized by U.S. Treasury Note, maturing 02/15/2025; value $930,475	909,000
		Total Short-Term Investment—1.1% (cost $909,000)	909,000
		Total Investments—129.2% (cost $105,641,990)	107,213,759

		Liabilities in Excess of Other Assets—(29.2)%	(24,234,190)
		Net Assets—100.0%	$82,979,569

AUD—Australian Dollar	IDR—Indonesian Rupiah	PEN—Peruvian Sol	UYU—Uruguayan Peso
BRL—Brazilian Real	INR—Indian Rupee	RON—Romanian Leu
CAD—Canadian Dollar	MXN—Mexican Peso	RUB—New Russian Ruble
GBP—British Pound Sterling	NZD—New Zealand Dollar	USD—U.S. Dollar

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2016.
(d)	Denotes a restricted security.
(e)	Security is in default.
(f)	Illiquid security.
(g)	This security is government guaranteed.
(h)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(i)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

At April 30, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
New Russian Ruble/United States Dollar
05/24/2016	Citibank	RUB124,280,000	USD1,828,723	$1,908,550	$79,827
New Zealand Dollar/United States Dollar
05/23/2016	State Street Bank & Trust Co.	NZD7,713,966	USD4,999,999	5,380,311	380,312
				$7,288,861	$460,139

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
06/17/2016	State Street Bank & Trust Co.	USD3,800,000	AUD4,993,102	$3,789,425	$10,575
United States Dollar/Mexican Peso
07/14/2016	JPMorgan Chase	USD952,206	MXN17,201,000	993,034	(40,828)
United States Dollar/New Russian Ruble
05/24/2016	JPMorgan Chase	USD1,768,622	RUB124,280,000	1,908,550	(139,928)
United States Dollar/New Zealand Dollar
05/23/2016	State Street Bank & Trust Co.	USD12,000,000	NZD18,948,665	13,216,252	(1,216,252)
				$19,907,261	$(1,386,433)

At April 30, 2016, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
Over-the-counter swap agreements:
USD	16,500,000	11/01/2017	Barclays	Receive	3-month LIBOR Index	0.84%	$(41,372)
Centrally cleared swap agreements:
USD	15,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	(1,196,167)
							$(1,237,539)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2016

Assets
Investments, at value (cost $104,732,990)	$106,304,759
Repurchase agreement, at value (cost $909,000)	909,000
Foreign currency, at value (cost $6,081,742)	6,293,358
Cash at broker for interest rate swaps	741,685
Cash at broker for futures contracts	419
Cash	30,330
Interest receivable	1,462,288
Unrealized appreciation on forward foreign currency exchange contracts	470,714
Receivable for investments sold	143,130
Prepaid expenses	2,408
Total assets	116,358,091

Liabilities
Bank loan payable (Note 7)	31,500,000
Unrealized depreciation on forward foreign currency exchange contracts	1,397,008
Payable for investments purchased	247,400
Investment management fees payable (Note 3)	74,394
Unrealized depreciation on over-the-counter interest rate swaps	41,372
Administration fee payable (Note 3)	14,307
Interest payable on bank loan	12,149
Variation margin payable for centrally cleared interest rate swaps	6,887
Director fees payable	6,752
Deferred foreign capital gains tax	3,616
Investor relations fees payable (Note 3)	399
Accrued expenses	74,238
Total liabilities	33,378,522

Net Assets	$82,979,569

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,752
Paid-in capital in excess of par	101,613,733
Distributions in excess of net investment income	(4,262,298)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(7,304,975)
Net unrealized appreciation on investments and interest rate swaps	3,658,304
Accumulated net realized foreign exchange losses	(6,736,836)
Net unrealized foreign exchange and forward foreign currency contract losses	(3,997,111)
Net Assets	$82,979,569
Net asset value per share based on 8,751,968 shares issued and outstanding	$9.48

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2016

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $3,043)	$2,374,130
2,374,130

Expenses
Investment management fee (Note 3)	360,061
Directors’ fees and expenses	120,919
Administration fee (Note 3)	69,243
Investor relations fees and expenses (Note 3)	55,185
Independent auditors’ fees and expenses	38,886
Reports to shareholders and proxy solicitation	35,798
Insurance expense	31,585
Legal fees and expenses	17,583
Custodian’s fees and expenses	17,013
Transfer agent’s fees and expenses	14,627
Bank loan fees and expenses	7,452
Miscellaneous	19,854
Total operating expenses, excluding interest expense	788,206
Interest expense (Note 7)	224,762
Total operating expenses before reimbursed/waived expenses	1,012,968
Less: Investor relations fee waiver (Note 3)	(11,131)
Net operating expenses	1,001,837

Net Investment Income	1,372,293

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	1,953,251
Interest rate swaps	(200,967)
Forward and spot foreign currency exchange contracts	380,086
Foreign currency transactions	(4,342,042)
(2,209,672)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $3,616)	481,479
Interest rate swaps	(450,286)
Forward foreign currency exchange rate contracts	(935,936)
Foreign currency translation	6,164,090
5,259,347
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	3,049,675
Net Increase in Net Assets Resulting from Operations	$4,421,968

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,372,293	$3,532,316
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	1,752,284	(650,449)
Net realized loss from foreign currency transactions	(3,961,956)	(5,254,938)
Net change in unrealized appreciation/depreciation on investments and interest rate swaps	31,193	(2,376,418)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	5,228,154	(7,220,849)
Net increase/(decrease) in net assets resulting from operations	4,421,968	(11,970,338)

Distributions to Shareholders from:
Net investment income	(3,686,600)	(6,796,976)
Tax return of capital	—	(768,965)
Net decrease in net assets from distributions	(3,686,600)	(7,565,941)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 92,790 and 350,802 shares of common stock, respectively (Note 6)	(702,400)	(3,170,004)
Change in net assets from capital transactions	(702,400)	(3,170,004)
Change in net assets resulting from operations	32,968	(22,706,283)

Net Assets:
Beginning of period	82,946,601	105,652,884
End of period (including distributions in excess of net investment income of ($4,262,298) and ($1,947,991), respectively)	$82,979,569	$82,946,601

See Notes to Financial Statements.

Amounts listed as “—” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2016

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $326,852)	$2,839,092
Operating expenses paid	(991,802)
Payments paid to broker for collateral on interest rate swaps	(365,078)
Purchases and sales of short-term portfolio investments, net	421,000
Purchases of long-term portfolio investments	(38,418,090)
Proceeds from sales of long-term portfolio investments	46,610,891
Realized gains on forward foreign currency exchange contracts closed	220,120
Realized losses on interest rate swap transactions	(200,967)
Payments received from broker for futures contracts	5
Decrease in prepaid expenses and other assets	31,582
Net cash provided from operating activities	10,146,753
Cash flows provided from (used for) financing activities
Repurchase of common stock	(702,400)
Dividends paid to common shareholders	(3,686,600)
Payments made to broker	(23,299)
Net cash used for financing activities	(4,412,299)
Effect of exchange rate on cash	(3,952,578)
Net increase in cash	1,781,876
Cash at beginning of period	4,541,812
Cash at end of period	$6,323,688

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$4,421,968
Decrease in investments	8,805,920
Net realized gain on investment transactions	(1,953,251)
Net realized foreign exchange losses	4,182,076
Net change in unrealized appreciation/depreciation on investments	(481,479)
Net change in unrealized foreign exchange gains/losses	(5,228,154)
Decrease in interest receivable	138,110
Increase in receivable for investments sold	(112,667)
Decrease in interest payable on bank loan	(1,342)
Net change in variation margin on future contracts	(419)
Net decrease in other assets	31,582
Increase in payable for investments purchased	247,400
Change in interest receivable/payable for closed interest rate swaps	(33,531)
Payments received from broker for interest rate swaps	118,739
Payments received from broker for futures contracts	424
Increase in accrued expenses and other liabilities	11,377
Total adjustments	5,724,785
Net cash provided from operating activities	$10,146,753

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

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Financial Highlights

	For the Six- Month Period Ended April 30, 2016 (unaudited)		For the Fiscal Years Ended October 31,
			2015		2014	2013		2012	2011
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$9.38		$11.49		$12.25	$13.88		$13.45	$12.92
Net investment income	0.16		0.39		0.47	0.54		0.61	0.72
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.34		(1.71)		(0.32)	(1.33)		0.73	0.65
Total from investment operations applicable to common shareholders	0.50		(1.32)		0.15	(0.79)		1.34	1.37
Distributions to common shareholders from:
Net investment income	(0.42)		(0.76)		(0.93)	(0.84)		(0.92)	(0.84)
Tax return of capital	–		(0.08)		–	–		–	–
Total distributions	(0.42)		(0.84)		(0.93)	(0.84)		(0.92)	(0.84)
Capital Share Transactions:
Expenses in connection with the at-the-market stock offering (Note 5)	–		–		–	–		–	–
Impact of at-the-market stock offering (Note 5)	–		–		–	–		0.01	–
Impact of open market repurchase program (Note 6)	0.02		0.05		0.02	–		–	–
Total from capital transactions	0.02		0.05		0.02	–		–	–
Net asset value per common share, end of period	$9.48		$9.38		$11.49	$12.25		$13.88	$13.45
Market value, end of period	$8.72		$8.11		$10.55	$11.15		$14.06	$13.11

Total Investment Return Based on(b):
Market value	13.41%		(15.54%	)	2.99%	(15.00%	)	14.54%	11.48%
Net asset value	6.60%		(10.30%	)	2.09%	(5.49%	)(c)	10.21% (c)	11.00%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$82,980		$82,947		$105,653	$115,209		$128,112	$121,652
Average net assets applicable to common shareholders (000 omitted)	$79,897		$93,299		$110,812	$122,387		$123,780	$118,560
Net operating expenses, excluding fee waivers	2.55%	(d)	2.56%	(e)
Net operating expenses, net of fee waivers	2.52%	(d)	2.55%	(e)	2.18%	2.04%		2.07%	2.13%
Net operating expenses, excluding interest expense, net of fee waivers	1.96%	(d)	2.09%	(e)	1.76%	1.68%		1.68%	1.68%
Net investment income	3.45%	(d)	3.77%		3.94%	4.10%		4.50%	5.47%
Portfolio turnover	35%		41%		59%	43%		34%	76%
Senior securities (loan facility) outstanding (000 omitted)	$31,500		$31,500		$40,000	$40,000		$40,000	$40,000
Asset coverage ratio on revolving credit facility at period end	363%		363%		364%	388%		420%	404%
Asset coverage per $1,000 on revolving credit facility at period end(f)	$3,634		$3,633		$3,641	$3,880		$4,196	$4,041

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2016, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$17,471,919	$–	$17,471,919
Government Bonds	–	88,832,840	–	88,832,840
Total Fixed Income Investments	–	106,304,759	–	106,304,759
Short-Term Investment	–	909,000	–	909,000
Total Investments	$–	$107,213,759	$–	$107,213,759
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$470,714	$–	$470,714
Total Other Financial Instruments	$–	$470,714	$–	$470,714
Total Assets	$–	$107,684,473	$–	107,684,473
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(1,397,008)	$–	$(1,397,008)
Interest Rate Swap Agreements	–	(1,237,539)	–	(1,237,539)
Total Liabilities	$–	$(2,634,547)	$–	$(2,634,547)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2016, there were no transfers between Levels 1, 2 or 3. For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $909,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2016, the Fund used forward contracts to hedge certain emerging market currencies.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six-month period ended April 30, 2016, the Fund used interest rate swaps to hedge the Fund’s leverage.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination.

The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps, including some interest rate swaps, when entered into, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC. The Fund currently holds one swap that was subject to mandatory clearing and did not enter into any new swaps subject to clearing during the reporting period. In a centrally cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2016:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2016		Period Ended April 30, 2016
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)*	Variation margin receivable for centrally cleared swaps	$–	Variation margin payable for centrally cleared swaps	$6,887

Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	–	Unrealized depreciation on over-the-counter interest rate swaps	41,372

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	470,714	Unrealized depreciation on forward currency exchange contracts	1,397,008
Total		$470,714		$1,445,267

Amounts	listed as “–” are $0 or round to $0.

*	Includes cumulative appreciation/(depreciation) on exchange-traded swaps as reported in the Portfolio of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2016 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets & Liabilities
Description	Gross Amounts of Assets presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank	$79,827	$–	$–	$79,827	$–	$–	$–	$–
JPMorgan Chase	–	–	–	–	180,756	–	–	180,756
State Street Bank & Trust Co.	390,887	(390,887)	–	–	1,216,252	(390,887)	–	825,365

Interest rate swaps(2)
Barclays	$–	$–	$–	$–	$41,372	$–	$(10,000)	$31,372

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2016:

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(200,967)	$(450,286)

Forward foreign exchange contracts (foreign exchange risk)		220,120	(935,936)
Total		$19,153	$(1,386,222)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2016. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2016.

Forward foreign exchange contracts (Average Notional Value)	Swap Contracts (Average Notional Value)
$20,865,407	$31,500,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of separately identifiable units called Qualified Business Units (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with QBUs for U.S. federal income purposes since 1991. The home office of the Fund is designated as the United States and of the QBUs are Australia, Canada and the United Kingdom with functional currency of Australian dollar, Canadian dollar and British pound sterling, respectively. The securities held within the Fund reside within one of the QBUs or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

into U.S. dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss from the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the pooled U.S. dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the cumulative weighted average exchange rates for the periods such gain/loss was recognized.) Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”), serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement (the “Sub-Advisory agreement”) respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2016, AAML earned $360,061 from the Fund for investment management fees.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2016, AAMI earned $69,243 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $55,165 of which AAMI waived $11,131 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016, were $36,799,463 and $41,120,890, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value common stock. During the six-month period ended April 30, 2016, the Fund repurchased 92,790 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2016, there were 8,751,968 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2016 and fiscal year ended October 31, 2015, the Fund repurchased 92,790 shares and 350,802 shares, respectively, through this program.

7. Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. For the six-month period ended April 30, 2016, the balance of the loan outstanding was $31,500,000, and the average interest rate on the loan facility was 1.41%. The average balance for the six-month period was $31,500,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2016, the Fund incurred fees of approximately $7,452.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a net asset value of no less than $60,000,000.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2016.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2017	1.49%	$31,500,000	$31,322,647

8. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$104,297,384	$4,797,800	$(1,881,425)	$2,916,375

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2016, other than those listed below.

On May 10, 2016 and June 9, 2016, the Fund announced that it will pay on May 27, 2016 and June 27, 2016, a distribution of $0.07 per share to all shareholders of record as of May 19, 2016 and June 20, 2016, respectively.

On June 15, 2016, the Board of Directors of the Fund approved amendments to three non-fundamental investment limitations of the Fund. The amendments will allow the Fund to increase its Asian local currency exposure and facilitate exposure to the global high yield asset class. The Fund may begin modifying its portfolio to utilize the expanded investment authority after July 18, 2016. In addition, the Fund will change its benchmark, effective November 1, 2016.

Amendments to the Fund’s Non-Fundamental Investment Policies

The Fund’s Board of Directors approved three amendments to the Fund’s non-fundamental investment limitations:

•

Up to 75% (from the current limitation of 40%) of the Fund’s investments (or the issuers of those investments) may be rated, at the time of investment, below investment grade; that is, rated below Baa3 by Moody’s Investor Services (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

•

Up to 10% (from the current limitation of 0%) of the Fund’s investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody’s, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

•

The maximum exposure to issuers in any one Developed Market is limited to 25% of the Fund’s total assets; provided, however, that up to 40% may be invested in issuers in the U.S. (from the current limitation of 25% for U.S. issuers). The Fund’s ability to have unlimited exposure to the U.S. dollar remains unchanged.

All other investment limitations remain unchanged. For a summary of the Fund’s investment objectives and policies, inclusive of the amendments, please see the filing on Form 8-k, filed on June 16, 2016 and available on the SEC’s website at http://www.sec.gov.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

Change to the Fund’s Benchmark

Effective November 1, 2016, the Fund’s blended benchmark will change, as summarized below:

Index	Current Weight	New Index	New Weight
BofA ML All Maturity Australia Government Index	20.00%	BofA ML All Maturity Australia Government Index	10.00%
BofA ML UK Gov Bonds Index	20.00%	BofA ML Global High Yield Constrained Index[1] (100% Hedged into USD)	25.00%
BofA ML Canadian Gov Bonds Index	15.00%	JPMorgan EMBI Global Diversified Index[2]	35.00%
BofA ML New Zealand Government Index	15.00%	BofA ML New Zealand Government Index	5.00%
BofA ML Global Emerging Markets Sovereign Bond BBB-B Index	30.00%	Markit iBoxx Asia Government Index[3]	25.00%

[1]

The BofA ML Global High Yield Constrained Index tracks the performance of US, Canadian, British and Euro denominated publicly issued non-investment grade corporate debt but caps per issuer exposure at 2% of the index.

[2]

The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the JPMorgan EMBI Global Index. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan EMBI Global Index tracks the performance of traded external debt instruments in the emerging markets.

[3]

The Markit iBoxx Asia Government Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

Exposure to Global High Yield Securities

The amendments noted above are expected to result over time in the Fund’s having a high percentage of its assets in below-investment-grade instruments issued by both sovereign issuers and companies located throughout the world. The Fund’s global high yield investments will consist of a diversified portfolio of high income producing instruments rated at the time of purchase below “BBB-” by S&P or below “Baa3” by Moody’s (i.e., “junk bonds”), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Investment Manager to be of comparable quality. Up to 10% of the Fund’s assets may be in securities rated in the lowest ratings categories or in default (Caa1 or CCC+ or below by Moody’s or S&P, respectively).

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The investments may be in both sovereign and corporate debt that trades within the country in which it is issued and sovereign and corporate debt that is tradable outside of the country of issuance. The Fund’s primary exposure to global high yield investments is expected to be high yield corporate debt of U.S. issuers and the primary currency exposure currently is expected to be the U.S. dollar. However, depending on market conditions, the Fund may have significant exposure to non-U.S. issuers, both sovereign and corporate, and to currencies other than the U.S. dollar.

The Fund’s global high yield investments will be in issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.

The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participations in, delayed funding loans and revolving credit facilities.

The Fund’s investment in a debt security may be exchanged for equity as a result of the restructuring, bankruptcy or other corporate action of the issuer of the debt. The Fund is permitted to receive and hold this equity if the Investment Manager determines it is in the best interest of the Fund to do so. This equity may be illiquid, steeply discounted in value or subject to restrictions on resale.

Set out below are additional risks to the Fund resulting in its investment in global high yield securities.

High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund’s investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.

Bank Loan Risk – Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash or sell investments.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 24, 2016 at AAMI’s office at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect two Class III directors to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders:

	Votes For	Votes Against	Votes Withheld
Martin J. Gilbert	6,260,826	1,162,378	210,753
Neville J. Miles	7,291,293	137,917	204,747

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, William J. Potter, Peter D. Sacks and John T. Sheehy.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Kevin Daly, Vice President

Alan Goodson, Vice President

Martin J. Gilbert, Vice President

Bev Hendry, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Patrick O’Donnell, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying financial statements as of April 30, 2016 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Closed-end funds are traded on the secondary market through one of the stock exchanges.The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC

FCO-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)   During the period ended April 30, 2016 there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2015 through November 30, 2015	20,000	$7.84	20,000	882,476
December 1, 2015 through December 31, 2015	24,264	$7.59	24,264	858,212
January 1, 2016 through January 31, 2016	36,436	$7.34	36,436	821,776

February 1, 2016 through February 28, 2016	11,090	$7.57	11,090	810,686
March 1, 2016 through March 31, 2016	None	$0.00	0	810,686
April 1, 2016 through April 30, 2016	1,000	$8.37	1,000	809,686
Total	92,790	$6.45	92,790	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6), 12(c)(7) and 12(c)(8) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 8, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 8, 2016

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6), 12(c)(7) and 12(c)(8) – Distribution notice to stockholders